  Exhibit 99.1

PRESS RELEASE

TEGO CYBER INC. TO PRESENT AT UPCOMING LD MICRO INVITATIONAL XI CONFERENCE

LAS VEGAS, NV, JUNE 8, 2021/ACCESSWIRE/ -- Tego Cyber Inc. (OTCQB:TGCB), an emerging developer of proactive cyber threat intelligence applications and solutions, today announced that Shannon Wilkinson, Director & CEO of Tego Cyber Inc. will be presenting virtually at the upcoming LD Micro Invitational XI investment conference on Thursday, June 10th at 4:00 PM EDT. The presentation will be 20 minutes in length: a 10 minute talk followed by a 10 minute Q&A by a panel of investors and analysts.

Tego Cyber Inc.
Presentation Date: Thursday, June 10, 2021
Presentation Time: 4:00 PM EDT
Track #3

View Tego Cyber profile: https://www.ldmicro.com/profil/tgcb

Register for the conference: https://ldmicrojune2021.mysquire.com

Summary of LD Micro Invitational XI Event
The 2021 LD Micro Invitational will be held on the Sequire Virtual Events platform on Tuesday, June 8th - Thursday, June 10th, 2021. The event runs from 7:00 AM PT - 3:00 PM PT / 10:00 AM ET - 6:00 PM ET each day. This three-day, virtual investor conference is expected to feature around 180 companies, presenting for 25 minutes each, as well as several influential keynotes. The first day of this conference will also feature an exceptional one-time event: the LD Micro Hall of Fame.

8565 S. Eastern Avenue, Suite 150 Las Vegas, NV 89123 | tegocyber.com | +1 855 939-0100

About LD Micro
LD Micro began in 2006 with the sole purpose of being an independent resource to the microcap world. What started as a newsletter highlighting unique companies, has transformed into the pre-eminent event platform in the space. For more information, please visit ldmicro.com. In September 2020, LD Micro. Inc. was acquired by SRAX, Inc., a financial technology company that unlocks data and insights for publicly traded companies. Through its premier investor intelligence and communications platform, Sequire, companies can track their investors' behaviors and trends and use those insights to engage current and potential investors across marketing channels. For more information on SRAX, visit srax.com and mysequire.com.

About Tego Cyber Inc.
Tego Cyber Inc. (OTCQB:TGCB, “the Company”) was created to capitalize on the emerging cyber threat intelligence market. The Company has developed a cyber threat intelligence application that integrates with top end security platforms to gather, analyze, then proactively identify threats to an enterprise network. The Tego Threat Intelligence Platform (TTIP) takes in vetted and curated threat data and after utilizing a proprietary process, the platform compiles, analyzes, and then delivers that data to an enterprise network in a format that is timely, informative, and relevant. The threat data provides additional context including specific details needed to identify and counteract threats so that security teams can spend less time searching for disparate information. The first version of the TTIP will integrate with the widely accepted SPLUNK platform to provide real-time threat intelligence to macro enterprises using the SPLUNK architecture. The Company plans on developing future versions of the TTIP for integration with other established SIEM systems and platforms including: Elastic, IBM QRadar, AT&T AlienVault, Exabeam, and Google Chronical. For more information, please visit www.tegocyber.com.

Forward-Looking Statements
The statements contained in this press release, those which are not purely historical or which depend upon future events, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future constitute forward-looking statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements because of various factors. All forward-looking statements included in this press release are based on information available to the Company on the date hereof and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks factors described from time to time in the Company's Reports on Forms 10-K, 10-Q and 8-K and Annual Reports to Shareholders.

Contact:
Tego Cyber Inc.
8565 S Eastern Avenue, Suite 150
Las Vegas, Nevada 89123
USA
Tel: 855-939-0100 (North America)
Tel: 725-726-7840 x 705 (Europe)
Email: info@tegocyber.com
Web: tegocyber.com
Facebook: facebook.com/tegocyber
LinkedIn: linkedin.com/company/tegocyber
Twitter: twitter.com/tegocyber

Investor Relations:
Crescendo Communications, LLC
Tel: 212-671-1020
Email: TGCB@crescendo-ir.com

8565 S. Eastern Avenue, Suite 150 Las Vegas, NV 89123 | tegocyber.com | +1 855 939-0100